UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):
May 17, 2017

Gardner Denver Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 East Erie Street
Suite 500
Milwaukee, Wisconsin 53202
(414) 212-4700
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
⃞	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
⃞	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                             ⃞

Item 1.01          Entry into a Material Definitive Agreement.

In connection with the completion of the initial public offering (the “Offering”) of its common stock, par value $0.01 per share, described in the Registration Statement on Form S-1 (File No. 333-216320), as amended (the “Registration Statement”), on May 17, 2017, Gardner Denver Holdings, Inc. (the “Company”) entered into a Stockholders Agreement (the “Stockholders Agreement”) between the Company and KKR Renaissance Aggregator L.P., substantially in the form previously filed as Exhibit 10.12 to the Registration Statement, and an Amended and Restated Registration Rights Agreement among KKR Renaissance Aggregator L.P., KKR Renaissance Aggregator GP LLC, the Company and each of the other parties thereto (the “Registration Rights Agreement”), substantially in the form previously filed as Exhibit 4.4 to the Registration Statement.

Copies of the Stockholders Agreement and the Registration Rights Agreement are filed herewith as Exhibit 4.1 and 4.2, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Affiliates of KKR Renaissance Aggregator L.P. have various relationships with the Company. For further information concerning the other material relationships between the Company, KKR Renaissance Aggregator L.P. and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus (the “Prospectus”), dated May 11, 2017, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Act”).

Item 1.02          Termination of a Material Definitive Agreement.

Termination of the Monitoring Agreement

The Company was party to a Monitoring Agreement, dated as of July 30, 2013, as amended by that certain First Amendment, dated as of June 9, 2014, by and between the Company and Kohlberg Kravis Roberts & Co. L.P. (“KKR”) (the “Monitoring Agreement”).

On May 17, 2017 and in connection with the completion of the Offering, the Company entered into a Termination Agreement (the “Monitoring Agreement Termination Agreement”), by and between the Company and KKR, pursuant to which the Monitoring Agreement was terminated. In connection with such termination, the Company and KKR have agreed that the Company will pay a termination fee of $16.2 million in accordance with the terms of the Monitoring Agreement.

A copy of the Monitoring Agreement Termination Agreement is attached as Exhibit 10.1 and incorporated herein by reference.

Affiliates of KKR are controlling stockholders of the Company and an affiliate of KKR acted as underwriter in connection with the Offering.

Item 3.03          Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above and Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2017 Omnibus Incentive Plan

In connection with the Offering, the Company’s Board of Directors and its stockholders adopted the Gardner Denver Holdings, Inc. 2017 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Omnibus Incentive Plan provides for the granting of stock option, restricted stock and other stock-based or performance-based awards to key employees, directors or other persons having a service relationship with the Company and its affiliates. For further information regarding the Omnibus Incentive Plan, see “Management—Compensation Arrangements to be Adopted in Connection with this Offering—Gardner Denver Holdings, Inc. 2017 Omnibus Incentive Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is attached as Exhibit 10.2 and incorporated herein by reference. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

Appointment of William P. Donnelly to the Board of Directors

As described in the Registration Statement, William P. Donnelly was appointed as a Class III director of the Company, effective May 11, 2017. The Company expects Mr. Donnelly to stand for election at the annual meeting of shareholders in 2020. Mr. Donnelly was also appointed to the audit committee of the Company’s Board of Directors as its chairperson, effective May 11, 2017.

For biographical information regarding Mr. Donnelly, see the section entitled “Management―Executive Officers and Directors” in the Prospectus.

Mr. Donnelly will be entitled to the compensation described in the section entitled “Management―Description of Director Compensation” in the Prospectus.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As contemplated in the Registration Statement, the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) became effective in connection with the completion of the Offering on May 17, 2017. The Charter, among other things, provides that the Company’s authorized capital stock consists of 1,000,000,000 shares of common stock, par value $0.01 per share, and 100,000,000 shares of preferred stock.

The Company’s bylaws were also amended and restated as of May 17, 2017, as contemplated in the Registration Statement (the “Bylaws”).

The foregoing description of the Charter and Bylaws is only a summary. For further information regarding the foregoing and other provisions of the Charter and the Bylaws, see “Description of Capital Stock” in the Prospectus. The Charter and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and such exhibits are incorporated by reference herein.

Item 8.01          Other Events.

On May 17, 2017, the Company completed its Offering of 47,495,000 shares (including 6,195,000 shares of common stock pursuant to the underwriters’ option to purchase additional shares) of common stock for cash consideration of $20.00 per share ($18.90 per share net of underwriting discounts) to a syndicate of underwriters led by joint-book running managers Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., KKR Capital Markets LLC and UBS Securities LLC, for approximately $897.7 million in net proceeds before expenses.

Item 9.01          Financial Statements and Exhibits.

(d)        Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Gardner Denver Holdings, Inc.

Date: May 17, 2017	By:	/s/ Andrew Schiesl
	Name:	Andrew Schiesl
	Title:	Vice President, General Counsel, Chief Compliance Officer and Secretary

EXHIBIT INDEX

3.1	Second Amended and Restated Certificate of Incorporation of Gardner Denver Holdings, Inc.

3.2	Amended and Restated Bylaws of Gardner Denver Holdings, Inc.

4.1	Stockholders Agreement, dated as of May 17, 2017, between Gardner Denver Holdings, Inc. and KKR Renaissance Aggregator L.P.

4.2
Amended and Restated Registration Rights Agreement, dated as of May 17, 2017, among KKR Renaissance Aggregator L.P., KKR Renaissance Aggregator GP LLC, Gardner Denver Holdings, Inc. and each of the other parties thereto

10.1	Monitoring Fee Termination Agreement, dated as of May 17, 2017, between Gardner Denver Holdings, Inc. and Kohlberg Kravis Roberts & Co. L.P.
10.2	2017 Omnibus Incentive Plan